U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                      WASHINGTON,  DC  20549

                            FORM  8-K
                            ---------
                         CURRENT  REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVEN  REPORTED):  May  25,  1999

COMMISSION  FILE  NUMBER:  0-24199

                     AbsoluteFuture.com
                    --------------------
    (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                           NEVADA
                          -------
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION  OR  ORGANIZATION)

                         88-0306099
                         ----------
         (I.R.S.  EMPLOYER  IDENTIFICATION  NUMBER)

               10900  N.E.  8TH  STREET  -  SUITE  1414
                        CENTRAL  PLAZA
                  BELLEVUE,  WASHINGTON  98004
                         (425)  462-6210
               -----------------------------------
      (ADDRESS  AND  PHONE  NUMBER  OF  PRINCIPAL  OFFICES)

                  CORPORATE  TOURS  &  TRAVEL,  INC.
                   8452  BOSECK  STREET,  SUITE  272
                       LAS  VEGAS,  NV.  89128
                         (702)  228-4688
                 --------------------------------
(FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)

ITEM  1:  CHANGES  IN  CONTROL  OF  REGISTRANT
==============================================

(A) ON MAY 25, 1999, REGISTRANT ACQUIRED 100% OF THE TOTAL ISSUED AND OUTSTANDING SHARES OF ABOLUT FUTURE TECH, INC., A NEVADA CORPORATION, IN EXCHANGE FOR 3,000,000 SHARES OF THE COMPANY'S RESTRICTED COMMON STOCK. NO BANK LOANS WERE INVOLVED IN THE ACQUISITION.

THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION REGARDING THE BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF REGISTRANT'S COMMON STOCK BY THE PERSONS WHO ACQUIRED CONTROL OF THE REGISTRANT IN CONNECTION WITH THE ABOVE TRANSACTION. EACH PERSON LISTED BELOW HAS PERSONAL AND SOLE BENEFICIAL OWNERSHIP OF THE SHARES OF COMMON STOCK LISTED BELOW:

(1)                   (2)                  (3)                   (4)
TITLE  OF       NAME/ADDRESS         AMOUNT AND NATURE OF     PERCENT OF
CLASS        OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP      CLASS
--------    -------------------     --------------------     -------------
COMMON         GRAHAM  ANDREWS       391,625  SHARES- DIRECT        4%
COMMON         ALINA  NIKOLAEVA     1,010,083 SHARES- DIRECT       10%

THERE ARE NO ARRANGEMENTS OR UNDERSTANDINGS AMONG MEMBERS OF BOTH THE FORMER AND NEW CONTROL GROUPS AND THEIR ASSOCIATES WITH RESPECT TO THE ELECTION OF DIRECTORS OF OTHER MATTERS.

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS
===================================================

AS DESCRIBED IN ITEM 1 ABOVE, PURSUANT TO SAID AGREEMENT, REGISTRANT ACQUIRED FROM THE SHAREHOLDERS OF ABSOLUT FUTURE TECH, INC. ("ABSOLUT") ALL OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF ABSOLUT. ABSOLUT IS AN INTERNET CONSULTING COMPANY WHICH PROVIDES CONTRACT CONSULTING SERVICES AND WEB CONSULTING SERVICES.

ABSOLUT'S  CONTRACT  CONSULTING  SERVICE  ACTS  AS  A  MATCH-MAKING  SERVICE FOR
COMPANIES  IN  NEED  OF  TECHNICAL  TALENT  AND  SKILLED  TECHNICAL CONSULTANTS.
ABSOLUT'S CLIENTS ARE ABLE TO SEARCH ABSOLUT'S INTERNET DATA BASE FOR SKILLED TECHNICAL CONSULTANTS THAT FIT THEIR NEEDS AND THEN HIRE SUCH CONSULTANTS ON A CONTRACT BASIS FROM ABSOLUT.

ABSOLUT'S WEB CONSULTING SERVICE FOCUSES ON THE SALE AND SERVICE OF ABSOLUT'S EXISTING DATA BASE AND SEARCH TECHNOLOGY.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
===================================================

ON MAY 25, 1999, THE FORMER OFFICERS AND DIRECTORS OF REGISTRANT RESIGNED IN C0NNECTION WITH THE CHANGE IN CONTROL OF THE REGISTRANT AND THE FOLLOWING OFFICERS AND DIRECTORS WERE APPOINTED TO FILL THE VACANT TERMS UNTIL THE NEXT ANNUAL ELECTION OF OFFICERS AND DIRECTORS:


GRAHAM ANDREWS.  PRESIDENT AND DIRECTOR
ALINA NIKOLAEVA  SECRETARY AND DIRECTOR
MICHAEL FOLEY .  TREASURER AND DIRECTOR
PATRICK CHARLES  DIRECTOR

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS
================================================================================

A.  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

   1. AUDITED FINANCIAL STATEMENTS FOR ABSOLUT CONSISTING OF A BALANCE SHEET AND
STATEMENT     OF  INCOME  AND  CASH  FLOW  FOR  THE  YEAR  ENDED MARCH 31, 1999.

     NOTE: IT IS IMPRACTICAL AT THE PRESENT TIME TO PROVIDE SUCH DOCUMENTS. SUCH DOCUMENTS WILL BE FILED AS SOON AS PRACTICABLE.

B.  PRO  FORMA  FINANCIAL  INFORMATION

   1. THE PRO FORMA FINANCIAL INFORMATION RELATIVE TO ABSOLUT IS CURRENTLY BEING PREPARED AND WILL BE FILED AS SOON AS PRACTICABLE.

C.  EXHIBITS

NUMBER . . . . .DESCRIPTION
------          -----------

  10.1          STOCK PURCHASE AGREEMENT, DATED AS OF MAY 25, 1999

     NOTE: IT IS IMPRACTICABLE AT THE PRESENT TIME TO PROVIDE SUCH DOCUMENT. SUCH DOCUMENT WILL BE FILED AS SOON AS PRACTICABLE.


                             SIGNATURES
                             ==========

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                            ABSOLUTEFUTURE.COM
DATED:  MAY  28,  1999              BY:  /S/GRAHAM  ANDREWS,  PRESIDENT